UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

     Date of Report (Date of earliest event reported)      October 19, 2004

COX COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-6590 (Commission File Number)	58-2112288 (I.R.S. Employer Identification Number)

1400 Lake Hearn Drive Atlanta, Georgia (Address of principal executive offices)	30319 (Zip Code)

(404) 843-5000
Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1 AGREEMENT AND PLAN OF MERGER DATED OCTOBER 19, 2004
EX-99.1 PRESS RELEASE DATED OCTOBER 19,2004

Item 1.01.      Entry Into a Material Definitive Agreement.

     On October 19, 2004, Cox Communications, Inc. (the “Company”) and Cox Enterprises, Inc. (“CEI”) entered into an Agreement and Plan of Merger, dated as of October 19, 2004 (the “Merger Agreement”), by and among CEI, Cox Holdings, Inc. (“Cox Holdings”), CEI-M Corporation, a wholly owned subsidiary of Cox Holdings (“Merger Sub”), and the Company, providing for a joint, cash tender offer (the “Offer”) to acquire all of the outstanding shares (the “Shares”) of Class A common stock, par value $1.00 per share (“Class A Stock”), of the Company not otherwise owned by Cox Holdings or Cox DNS, Inc., another wholly owned subsidiary of CEI, for $34.75 cash, net to the holders of the Shares, to be followed by a merger (the “Merger”) of Merger Sub with and into the Company, with the Company to continue as the surviving corporation. The Company’s Board of Directors has unanimously approved the Merger Agreement based on a unanimous recommendation of the Special Committee of the board, which committee is comprised of independent directors.

     The purchase of Shares in the Offer is subject to the condition, not waivable by CEI, that the majority of the Shares not owned by CEI, Cox Holdings, Cox DNS or their respective affiliates or the directors and executive officers of the Company are validly tendered and not withdrawn before the expiration of the Offer. The purchase of Shares in the Offer also is subject to other conditions listed in Exhibit 1.01(c) to the Merger Agreement.

     The Offer is expected to commence approximately two weeks from the date of the Merger Agreement. CEI believes that the transaction can be completed by mid-December.

     The Merger Agreement is being filed as an exhibit to this report. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as an exhibit hereto and incorporated herein by reference.

     CEI, through Cox Holdings, beneficially owns 25,696,470 shares of the Class C common stock of the Company (“Class C Stock”), and 340,710,646 shares of the Class A Stock, and, through Cox DNS, CEI beneficially owns 1,901,322 shares of Class C Stock and 24,980,530 shares of Class A Stock, which together with the Class C Stock and Class A Stock owned by CEI through Cox Holdings, in the aggregate, represents approximately 62% of the outstanding shares of common stock of the Company and approximately 73% of the voting power in the Company. Three members of the Company’s Board of Directors also are executive officers of CEI: James C. Kennedy (Chairman of Board of Directors and CEO of CEI); G. Dennis Berry (President and Chief Operating Officer of CEI) and Robert C. O’Leary (Executive Vice President and Chief Financial Officer of CEI). In addition, the Company receives certain services from, and has entered into certain transactions with, CEI. A description of these services and transactions, and how costs or charges to the Company for these matters are derived is set forth under the caption “Certain Transactions” in the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 5, 2004, which description is incorporated herein by reference.

Statements in this document represent the intentions, plans, expectations and beliefs of CEI and the Company and involve risks and uncertainties that could cause actual events to differ materially from the events described in this document, including risks and uncertainties related to whether the conditions to the tender offer will be satisfied, and if not, whether the Offer and the Merger will be completed, as well as changes in general economic conditions, stock market trading conditions, tax law requirements or government regulation, and changes in the broadband communications industry or the business or prospects of the Company. The Company cautions the reader that these factors, as well as other factors described or to be described in CEI’s or the Company’s SEC filings with respect to the Offer and the Merger, are among the factors that could cause actual events or results to differ materially from CEI’s or the Company’s current expectations described herein.

In connection with the proposed transaction, the Company will be filing a joint Tender Offer Statement on Schedule TO and Offer to Purchase and related materials (with Cox Holdings and CEI) and a Solicitation/Recommendation Statement on Schedule 14D-9 (“Schedule 14D-9”) with the SEC. Investors and security holders of the Company are advised to read the Schedule TO, the Offer to Purchase and Schedule 14D-9 when they become available, and any other relevant documents filed with the SEC, because they will contain important information regarding the Offer and the Merger. The Offer to Purchase and Schedule 14D-9 will be mailed to the Company’s stockholders. Investors and security holders may also obtain a free copy of the Schedule TO, Offer to Purchase and Schedule 14D-9 (when available) and other documents filed by the Company with the SEC at the SEC’s web site at http://www.sec.gov. Copies of the Company’s SEC filings are also available on the Company’s web site at http://www.cox.com under “Investor Center.” Free copies of the Schedule TO, Offer to Purchase and Schedule 14D-9, once available, may also be obtained from the Company free of charge by directing a request to Cox Communications, Inc. 1400 Lake Hearn Drive, Atlanta, Georgia 30319, Attention: Investor Relations.

Item 8.01.      Other Events.

     On October 19, 2004, the Company and CEI issued a joint press release announcing the execution of the Merger Agreement. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference.

Item 9.01.      Financial Statements and Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger by and among Cox Enterprises, Inc., Cox Holdings, Inc., CEI-M Corporation and Cox Communications, Inc., dated as of October 19, 2004
99.1	Joint Press Release, dated October 19, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2004
COX COMMUNICATIONS, INC.
	By:	/s/ Jimmy W. Hayes
Jimmy W. Hayes
Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger by and among Cox Enterprises, Inc., Cox Holdings, Inc., CEI-M Corporation and Cox Communications, Inc., dated as of October 19, 2004
99.1	Joint Press Release, issued by CEI and the Company, dated October 19, 2004